Exhibit 99.1

     EBITDA represents net income before interest, taxes, depreciation and amortization. EBITDA is presented here because Sierra Pacific Resources (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are:
•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.
     Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.
     Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because the Company believes that these measures are useful to investors because the ratings agencies use these measures when determining a company’s credit ratings. The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings. The Company believes that net income is the most directly comparable GAAP measure to FFO.
     Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures. FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service. The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
EBITDA

						LTM ended
	Six months ended June 30		Year ended December 31,			June 30,
	2006	2005	2005	2004	2003	2006
Net Income (Loss)	$31,419	$1,515	$86,137	$32,471	$(136,629)	$116,041

Interest Charges	150,887	159,156	284,927	306,427	366,282	276,658
Income taxes	15,380	1,419	43,173	20,631	(44,207)	57,134
Depreciation and Amortization	114,083	106,087	214,662	205,647	191,259	222,658

EBITDA	$311,769	$268,177	$628,899	$565,176	$376,705	$672,491

EBITDA/Interest Expense			2.21x	1.84x	1.03x	2.43x
Debt/EBITDA			6.16x	7.24x	10.15x	6.59x

Sierra Pacific Resources

Net interest expense	$150,887	$159,156	$284,927	$306,427	$366,282	$276,658

Long-Term Debt	$4,403,714	$3,817,122	$3,817,122	$4,081,281	$3,579,674	$4,403,714
Current maturities of long term debt plus short-term borrowings	28,640	58,909	58,909	8,491	243,970	28,640

Total Debt	$4,432,354	$3,876,031	$3,876,031	$4,089,772	$3,823,644	$4,432,354
Nevada Power Company
EBITDA

						LTM ended
	Six months ended June 30		Year ended December 31,			June 30,
	2006	2005	2005	2004	2003	2006
Net Income	$25,160	$12,936	$132,734	$104,312	$19,277	$144,958

Interest Charges	88,149	81,921	134,657	137,388	190,472	140,885
Income taxes	12,814	6,009	63,995	56,572	(614)	70,800
Depreciation and Amortization	69,121	61,163	124,098	118,841	109,655	132,056

EBITDA	$195,244	$162,029	$455,484	$417,113	$318,790	$488,699

EBITDA/Interest Expense			3.38x	3.04x	1.67x	3.47x
Debt/EBITDA			4.88x	5.47x	6.38x	5.48x

Nevada Power Company

Net interest expense	$88,149	$81,921	$134,657	$137,388	$190,472	$140,885

Long-Term Debt	$2,670,057	$2,214,063	$2,214,063	$2,275,690	$1,899,709	$2,670,057
Current maturities of long term debt	6,240	6,509	6,509	6,091	135,570	6,240

Total Debt	$2,676,297	$2,220,572	$2,220,572	$2,281,781	$2,035,279	$2,676,297
Sierra Pacific Power Company
EBITDA

						LTM ended
	Six months ended June 30		Year ended December 31,			June 30,
	2006	2005	2005	2004	2003	2006
Net Income (Loss)	$22,271	$17,036	$52,074	$18,577	$(23,275)	$57,309

Interest Charges	36,240	36,288	69,067	62,831	96,093	69,019
Income Taxes	11,749	10,569	28,379	325	(12,237)	29,559
Depreciation and Amortization	44,962	44,924	90,569	86,806	81,514	90,607

EBITDA	$115,222	$108,817	$240,089	$168,539	$142,095	$246,494

EBITDA/Interest Expense			3.48x	2.68x	1.48x	3.57x
Debt/EBITDA			4.14x	5.91x	7.19x	4.44x

Sierra Pacific Power Company

Net interest expense	$36,240	$36,288	$69,067	$62,831	$96,093	$69,019

Long-Term Debt	$1,072,566	$941,804	$941,804	994,309	912,800	$1,072,566
Current maturities of long term debt plus short-term borrowings	22,400	52,400	52,400	2,400	108,400	22,400

Total Debt	$1,094,966	$994,204	$994,204	$996,709	$1,021,200	$1,094,966

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
Funds From Operations (FFO)

							LTM ended
	Six months ended June 30,		Year ended December 31,				June 30,
	2006	2005	2005		2004	2003	2006

Net Income (Loss)	$31,419	$1,515	$86,137		$32,471	$(136,629)	$116,041

Non-Cash items included in net income
Depreciation and amortization	114,083	106,087	214,662		205,647	191,259	222,658
Deferred taxes and deferred investment tax credit	6,510	1,393	41,609		33,690	(50,724)	46,726
AFUDC	(20,315)	(19,229)	(45,013)		(14,536)	(11,741)	(46,099)
Deferred energy costs disallowed	—	—	—		1,586	90,964	—
Goodwill impairment	—	—	—		11,695	—	—
Early retirement and severance amortization	—	—	—		—	2,786	—
Unrealized loss on derivative instrument	—	—	—		—	46,065	—
Impairment of assets of subsidiary	—	—	—		—	32,911	—
Loss on disposal of discontinued operations	—	—	—		2,346	9,555	—
Plant costs disallowed	—	—	—		47,092	—	—
Other non-cash	(19,001)	19,270	(4,119)		(27,353)	(7,131)	(42,390)
Funds from Operations (Before Deferred Energy Costs)	112,696	109,036	293,276		292,638	167,315	296,936

Amortization Deferred energy costs — electric	75,025	90,831	188,221		265,418	250,134	172,415
Amortization Deferred energy costs — gas	4,136	(666)	1,446		3,242	13,095	6,248
Deferral of energy costs — electric plus terminated suppliers	(31,842)	(38,625)	(241,103	) (1)	(147,589)	(179,826)	(234,320	) (1)
Deferral of energy costs — gas	1,744	1,427	(2,519)		(7,480)	2,592	(2,202)
Payment to terminating supplier	(65,368)	—	—		—	—	(65,368)
Proceeds from claim on terminating supplier	41,365	—	—		—	—	41,365
Adjusted Funds from Operations	$137,756	$162,003	$239,321		$406,229	$253,310	$215,074

Long-term debt	4,403,714	3,817,122	3,817,122		4,081,281	3,579,674	4,403,714
Current maturities of long term debt plus short-term borrowings	28,640	58,909	58,909		8,491	243,970	28,640

Total Debt	$4,432,354	$3,876,031	$3,876,031		$4,089,772	$3,823,644	$4,432,354

Preferred Stock	—	50,000	50,000		50,000	50,000	—

Net interest expense	150,887	159,156	284,927		306,427	366,282	276,658
AFUDC	10,009	10,531	24,691		8,587	5,976	24,169

Adjusted Interest Expense	$160,896	$169,687	$309,618		$315,014	$372,258	$300,827

Debt/Funds from operations			13.22x		13.98x	22.85x	14.93x
Debt/adjusted FFO			16.20x		10.07x	15.09x	20.61x
Funds from Operations Interest Coverage			1.95x		1.93x	1.45x	1.99x
Adjusted Funds From Operations Interest Coverage			1.77x		2.29x	1.68x	1.71x
Common shareholders equity			$2,060,154		$1,498,616	$1,435,394	$2,090,491
Total Capitalization			$5,986,185		$5,638,388	$5,309,038	$6,522,845
Debt/Capitalization			64.75%		72.53%	72.02%	67.95%

(1)	For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $218 million associated primarily with the November 2005 settlement with Enron.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)

							LTM ended
	Six months ended June 30,		Year ended December 31,				June 30,
	2006	2005	2005		2004	2003	2006
Net Income	$25,160	$12,936	$132,734		$104,312	$19,277	$144,958

Non-Cash items included in net income
Depreciation and amortization	69,121	61,163	124,098		118,841	109,655	132,056
Deferred taxes and deferred investment tax credit	3,983	6,010	86,910		57,066	2,710	84,883
AFUDC	(16,226)	(17,690)	(41,870)		(9,969)	(5,545)	(40,406)
Deferred energy costs disallowed	—	—	—		1,586	45,964	—
Plant Costs disallowed	—	—	—		—	—	—
Other non-cash	(25,816)	17,670	(7,433)		(44,149)	(8,962)	(50,919)
Funds from Operations (Before Deferred Energy Costs)	56,222	80,089	294,439		227,687	163,099	270,572

Amortization deferred energy costs	52,399	72,135	131,471		228,765	204,610	111,735
Deferral of energy costs plus terminated suppliers	(29,909)	(26,718)	(186,338	) (1)	(112,992)	(131,591)	(189,529	) (1)
Payment to terminating supplier	(37,410)	—	—		—	—	(37,410)
Proceeds from claim on terminating supplier	26,391	—	—		—	—	26,391
Adjusted Funds from Operations	$67,693	$125,506	$239,572		$343,460	$236,118	$181,759

Long-term Debt	2,670,057	2,214,063	2,214,063		2,275,690	1,899,709	2,670,057
Current maturities of long term debt	6,240	6,509	6,509		6,091	135,570	6,240

Total Debt	$2,676,297	$2,220,572	$2,220,572		$2,281,781	$2,035,279	$2,676,297

Net interest expense	88,149	81,921	134,657		137,388	190,472	140,885
AFUDC	8,072	9,792	23,187		5,738	2,700	21,467

Adjusted Interest Expense	$96,221	$91,713	$157,844		$143,126	$193,172	$162,352

Debt/Funds from operations			7.54x		10.02x	12.48x	9.89x
Debt/adjusted FFO			9.27x		6.64x	8.62x	14.72x
Funds from Operations Interest Coverage			2.87x		2.59x	1.84x	2.67x
Adjusted Funds From Operations Interest Coverage			2.52x		3.40x	2.22x	2.12x
Common shareholders equity			$1,762,089		$1,436,788	$1,174,645	$1,755,605
Total Capitalization			$3,982,661		$3,718,569	$3,209,924	$4,431,902
Debt/Capitalization			55.76%		61.36%	63.41%	60.39%

(1)	For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $155 million associated primarily with the November 2005 settlement with Enron.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)

							LTM ended
	Six months ended June 30,		Year ended December 31,				June 30,
	2006	2005	2005		2004	2003	2006
Net Income (Loss)	$22,271	$17,036	$52,074		$18,577	$(23,275)	$57,309

Non-Cash items included in net income
Depreciation and amortization	44,962	44,924	90,569		86,806	81,514	90,607
Deferred taxes and deferred investment tax credit	(37,847)	(11,456)	209		11,640	(23,676)	(26,182)
AFUDC	(4,089)	(1,539)	(3,143)		(4,567)	(6,196)	(5,693)
Deferred Energy Costs Disallowed	—	—	—		—	45,000	—
Early retirement and severance amortization	—	—	—		—	2,786	—
Plant Costs disallowed	—	—	—		47,092	—	—
Other non-cash	6,230	3,511	318		474	(5,203)	3,037
Funds from Operations (Before Deferred Energy Costs)	31,527	52,476	140,027		160,022	70,950	119,078

Amortization Deferred energy costs — electric	22,626	18,696	56,750		36,653	45,524	60,680
Amortization Deferred energy costs — gas	4,136	(666)	1,446		3,241	13,095	6,248
Deferral of energy costs — electric plus terminated suppliers	(1,932)	(11,907)	(54,765	) (1)	(34,598)	(48,236)	(44,790	) (1)
Deferral of energy costs — gas	1,744	1,427	(2,519)		(7,480)	2,592	(2,202)
Payment to terminating supplier	(27,958)	—	—		—	—	(27,958)
Proceeds from claim on terminating supplier	14,974	—	—		—	—	14,974
Adjusted Funds from Operations	$45,117	$60,026	$140,939		$157,838	$83,925	$126,030

Long-term Debt	1,072,566	941,804	941,804		994,309	912,800	1,072,566
Current maturities of long term debt plus short-term borrowings	22,400	52,400	52,400		2,400	108,400	22,400

Total Debt	$1,094,966	$994,204	$994,204		$996,709	$1,021,200	$1,094,966

Preferred Stock	—	50,000	50,000		50,000	50,000	—

Net interest expense	36,240	36,288	69,067		62,831	96,093	69,019
AFUDC	1,937	739	1,504		2,849	3,276	2,702

Adjusted Interest Expense	$38,177	$37,027	$70,571		$65,680	$99,369	$71,721

Debt/Funds from operations			7.10x		6.23x	14.39x	9.20x
Debt/adjusted FFO			7.05x		6.31x	12.17x	8.69x
Funds from Operations Interest Coverage			2.98x		3.44x	1.71x	2.66x
Adjusted Funds From Operations Interest Coverage			3.00x		3.40x	1.84x	2.76x
Common shareholders equity			$727,777		$705,395	$593,771	$750,611
Total Capitalization			$1,771,981		$1,752,104	$1,664,971	$1,845,577
Debt/Capitalization			56.11%		56.89%	61.33%	59.33%

(1)	For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $63 million associated primarily with the November 2005 settlement with Enron.